CREDIT AND SECURITY AGREEMENT

This Credit and Security Agreement (the “Agreement”) is made and entered into as of the 21 day of September, 2020, by Sky Quarry Inc., a Delaware corporation with its principal place of business located at 1800 Vine Street #200, Los Angeles, CA 90028, 2020 Resources LLC, a Delaware limited liability company with its principal place of business located at 67750 South Seep Ridge Rd, Bonanza, UT 84008, and 2020 Resources (Canada) Ltd., a named Alberta corporation with its principal place of business located at 67750 South Seep Ridge Rd, Bonanza, UT 84008 (collectively, “Co- Borrowers”), in favor of Loeb Term Solutions LLC, an Illinois limited liability company with an address at 8609 W. Bryn Mawr, Suite 208, Chicago, IL 60609 (“Lender”).

Co-Borrowers, and any person or entity that executes a guaranty of the Obligations in favor of Lender (each a “Guarantor”), agrees to all of the terms and conditions contained in the Note and this Agreement and in any attachments thereto, and in any other documents incorporated herein by reference.

In consideration of and as an inducement to Lender making certain loans to Co-Borrowers as evidenced by that certain Promissory Note of even date herewith in the principal amount of up to One Million and 00/100 Dollars ($1,000,000.00) (the “Note”), and to secure the payment and performance of the Note and of any and all obligations and liabilities of Co-Borrowers to Lender, whether arising in connection with loans, advances, purchases, acquisitions, or other extensions of credit made to or on behalf of Co-Borrowers or any other person for whom Co- Borrowers serves as surety or guarantor, and whether direct or indirect, absolute or contingent, or now or hereafter existing, or due or to become due (collectively the “Obligations”), the parties hereto agree as follows:

1.Loan Advances and Repayment. This Agreement sets forth the terms and conditions for a loan or loans to be made by Lender to Co-Borrowers. Provided there is no event of Default, Co-Borrowers may request that Lender make a loan or loans to Co-Borrowers (each an “Advance” or collectively the “Advances”) provided that the principal amount of the Obligations do not exceed the lesser of (a) seventy percent (70%) of the liquidation value of the Eligible Equipment (defined below) as determined by Lender in its sole reasonable discretion, or (b) the declining dollar amount for the applicable month set forth on attached Exhibit A (collectively the “Borrowing Base”). Co-Borrowers may make one request per month for an Advance, and the request must be made not less than ten (10) days prior to the end of the month for an Advance to be made on the first day of the following month. In addition to payments of interest and the Unpaid Borrowing Base Fee set forth in the Note, on the first day of each month Borrower shall pay Lender the dollar amount that outstanding principal amount of the Note exceeds the Borrowing Base. Eligible Equipment” means equipment that (a) is owned by the Co-Borrowers free of any title defect or any lien or interest of any person except the lien in favor of the Lender; (b) is located at locations set forth in this Agreement; (c) in the Lender’s opinion, is not obsolete, unsalable, damaged or unfit for further use; (d) is appraised by an appraiser satisfactory to the Lender, and all such appraisals shall be in form and substance satisfactory to the Lender;

(e) complies with any representation or warranty contained in this Agreement; and (f) is otherwise acceptable to the Lender in its sole reasonable discretion.

2.Grant of Security Interest. To secure the payment and performance of the Obligations, Co-Borrowers hereby grant to Lender a security interest in all of Co-Borrower’s rights, titles and interests in and to the Collateral (defined below).

3.UCC Provisions.

a.All capitalized terms not defined herein shall have the meaning given to such terms in the Uniform Commercial Code (“UCC”) as in effect on the date hereof in the state of Michigan, except as required by mandatory provisions of law.

b.Co-Borrowers previously authorized and hereby authorizes Lender to file one or more financing statements, and amendments thereto, relating to all or any part of the Collateral in the Co- Borrower’s state of organization and in any other states or locations selected by Lender. Lender may describe the Collateral as “all assets” of Co-Borrowers or words of similar effect in such financing statements.

4.Definition of Collateral. The Collateral is all of the Co-Borrower’s now owned or existing or hereafter acquired or arising: Accounts, Goods, Inventory, Equipment (including without limitation the equipment described on Exhibit B attached hereto), Chattel Paper, Instruments, Investment Property, specifically identified Commercial Tort Claims, Documents, Deposit Accounts, Letter of Credit Rights, General Intangibles, Contract Rights, customer lists, furniture and fixtures, books and records and supporting obligations for any of the foregoing, and all Proceeds of the foregoing (the “Collateral”). The Collateral also includes all monies on deposit with Lender.

5.Representations and Covenants Relating to the Collateral.

a.Ownership. Co-Borrowers are the owners of the Collateral and shall at all times maintain valid title to the Collateral.

b.Lien Priority. The security interest granted hereby shall at all times be a valid and perfected first priority security interest enforceable against Co-Borrowers and all third parties, securing the Obligations. Co-Borrowers shall not permit any financing statement or other instruments similar in effect covering all or any part of the Collateral to be filed or recorded without the prior written consent of Lender. Without limiting the foregoing, Co-Borrowers shall not enter into any merchant cash advance loans or any other agreements or loans wherein Co-Borrowers sells or assigns its accounts or future cash.

c.Care of Collateral. Co-Borrowers, at their own expense, will maintain, keep and preserve the Collateral in the ordinary course of business in good repair, working order and condition (reasonable wear and tear excepted) and from time to time make or cause to be made all needed and appropriate repairs, renewals, replacements, additions, betterments and improvements thereto and will not waste or destroy the Collateral or any part thereof and will not be negligent in the care and use of any Collateral and will not use any Collateral in violation of applicable law.

d.Disposition of Collateral. Co-Borrowers shall not sell, lease, transfer, assign (by operation of law or otherwise) or otherwise dispose of all or any part of the Collateral, except for Inventory in the ordinary course of business.

e.Principal place of business and Trade Names. Co-Borrowers represent, warrant and covenant that:

(i) Co-Borrower’s principal place of business and the books and records relating to the Collateral are located at Co-Borrower’s principal place of business specified above; (ii) Co-Borrowers has not, within the last five (5) years, transacted business under any trade names other than those specified herein or otherwise provided to Lender in writing; and (iii) Co-Borrowers will not move its principal place of business or its books and records, or transact business under any new trade names, without giving Lender thirty (30) days prior written notice thereof or without having taken all action required by Lender including but not limited to those in Section 5.f. below with respect to any affected Collateral.

f.Location of Collateral. Co-Borrowers shall not permit the equipment or other tangible Collateral to be located at any location except at the locations specified in a written Landlord Agreement executed by the landlord and Lender unless:

(i)Co-Borrowers give Lender thirty (30) days prior written notice thereof;

(ii)Prior to the move, Co-Borrowers obtain from the landlord(s) of the premises of the future location(s) an executed lease and provide a copy to Lender;

(iii)Prior to the move, Co-Borrowers obtain from the landlord(s) of the premises of the future location(s) a Landlord Agreement, in form satisfactory to Lender, executed by the landlord and Lender;

(iv)Prior to the move, the machinery mover hired by Co-Borrowers names Lender as additional insured, loss payee and lender loss payee on its insurance policy and provides a copy to Lender;

(v)Co-Borrowers have all of the previously installed equipment re-installed;

(vi)Co-Borrowers allow Lender to inspect the equipment at Co-Borrower’s expense to confirm that all previously installed equipment as shown on Exhibit B is re-installed and operating. The reinspection fee will be pulled via ACH; and

(vii)Within ten (10) days of the completion of the move, Co-Borrowers notify Lender of any surplus equipment left from the move and develops with Lender a plan to sell the surplus.

6.Collection of Accounts. After an event of Default Lender shall have the right to notify the Account debtors of the assignment of the related Accounts to Lender and to direct such Account debtors to make payment of all amounts due or to become due to Co-Borrowers thereunder directly to Lender, and upon such notification and at the expense of Co-Borrowers Lender may enforce collection of any such Accounts, and adjust, settle or compromise the amount or payment thereof. After the notice from Lender to the account debtors, (i) all amounts and proceeds (in whatever form) received by Co-Borrowers in respect of the Accounts shall be received in trust for the benefit of Lender, shall be segregated from other funds of Co- Borrowers and shall be forthwith paid over to Lender in the same form as so received (with any necessary endorsement), and applied against the Obligations in such order as Lender shall elect in its sole discretion, and (ii) Co-Borrowers shall not adjust, settle or compromise the amount or payment of any Receivable, or release wholly or partly any account debtor, or allow any credit or discount thereon without the prior written consent of Lender. Co-Borrowers hereby appoints any officer or agent of Lender as Co-Borrower’s true and lawful attorney-in-fact after an event of Default with power to endorse the name of the Co-Borrowers upon any notices, checks, drafts, money orders or other instruments of payment or Collateral which may come into possession of Lender; to sign and endorse the name of Co-Borrowers upon any invoices, freight or express bills, bills of lading, stored or warehouse receipts, drafts against account debtors, assignments, verifications and notices in connection with accounts; and after the occurrence of an event of Default, to give written notice to such office and officials of the United States Postal Service to effect the change or changes of address so that all mail addressed to Co-Borrowers may be delivered directly to Lender (Lender will return all mail not related to the obligors or the Collateral). This power of attorney shall be irrevocable for the term of this Agreement and all transactions hereunder.

7.Further Assurances. Co-Borrowers agree that it shall from time to time, and at its expense, promptly execute and deliver all instruments, documents and assignments, and shall take all further actions that Lender may request in order to perfect, protect and continue any security interest granted or purported to be granted hereby or to enable Lender to exercise and enforce its rights and remedies hereunder with respect to any Collateral, and shall promptly give to the Lender evidence satisfactory to Lender of such action. Without limiting the generality of the foregoing, Co-Borrowers shall:

a.Take such steps as Lender may request for Lender (i) to obtain an acknowledgment of any bailee having possession of any of the Collateral that the bailee holds such Collateral for Lender, or (ii) to obtain “control” of any investment property, deposit accounts, letter-of-credit rights, electronic chattel paper or other Collateral;

b.Mark conspicuously each document, Chattel Paper and Instrument, and at the request of Lender, each of its records pertaining to the Collateral, with a legend in form and substance satisfactory to Lender indicating that such document, Chattel Paper, Instrument or other Collateral is subject to the security interest granted hereby;

c.Upon the request of the Lender, deliver and pledge Lender any original Note, Instrument, Chattel Paper, Instrument or other document evidencing any Collateral and any certificate or instrument evidencing any Security, duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in forms and substance satisfactory to Lender;

d.Deliver certificates of title and execute all documentation in order to reflect Lender’s security interest on titled motor vehicles and vessels;

e.Furnish to Lender from time to time statements and schedules identifying and describing the Collateral and such other reports and information concerning the Collateral as Lender may request in its sole discretion; and

f.Not store, keep or maintain any Collateral at any location other than locations where there is a landlord waiver and/or a mortgagee waiver in favor of Lender, and in forms acceptable to Lender.

8.Reserves.

Lender is establishing a reserve in the amount of $10,000 (the “Open Item Reserve”) from the funding of the Note to ensure that the open closing items are satisfied. The Open Item Reserve will only be released once the Co-Borrowers provides the following to Lender, in form and content acceptable to Lender:

1.Certificate of Liability Insurance for 2020 Resources LLC, and 2020 Resources (Canada) Ltd. showing Lender as additional insured, loss payee and lender’s loss payee, per section 9 below within fifteen (15) days of funding

Lender is requiring that a reserve in the amount of $15,000 (the “Occupancy Reserve”) be established from the funding of the Note to secure payment of rent and mortgage payments, as applicable, on any of its rented or owned locations. In the event that the Co-Borrowers fails to timely pay rent or mortgage payments on any of its rented or owned locations, the Lender is authorized to use funds in the Occupancy Reserve to make such payments or may use such funds to satisfy any other amounts Co-Borrowers owes Lender.

Notwithstanding the establishment of any reserve, the Co-Borrowers will pay interest on the full amount of the Note commencing on the date of the initial funding of the Note. Co-Borrowers will not earn interest on any funds held in reserve and the existence of the reserve shall not relieve Co-Borrowers of its Obligation to make payments under this Agreement and the Note. Lender will not use the funds in reserve for any other Co-Borrowers or client.

9.Insurance. Co-Borrowers at all times should have the Collateral insured in the Co-Borrower’s name and in the name of the Lender against loss or damage by fire, theft, burglary, pilferage, loss in transit and such other hazards with amounts, under policies and by insurers acceptable to Lender. Each policy shall include a provision for Lender to receive copies directly from the insurance agent of all written notices to policy holder including, but not limited to any invoices, statements of account, certificates of insurance, cancellation, or substantial modification. Policies shall show Lender as additional insured, loss payee and lender’s loss payee in a manner acceptable to Lender. Co-Borrowers shall execute and deliver to Lender simultaneously herewith and at any other time hereafter such assignments of policies of insurance as Lender shall reasonably require. All premiums shall be paid by Co-Borrowers and the policies shall be delivered to Co-Borrowers and Certificate of Insurance shall be delivered to Lender. If Co-Borrowers fail to do so, Lender may (but shall not be required) procure such insurance at the Co-Borrower’s expense. CO-BORROWERS ALSO GRANT PERMISSION FOR LENDER TO SPEAK DIRECTLY WITH INSURANCE AGENT AS REQUIRED TO CONFIRM PROPER INSURANCE IS IN PLACE AND IT IS CURRENT.

10.Inspection; Books, Records and Financial Statements and Reports.

a.Co-Borrowers shall at all times keep accurate and complete records of the Collateral, and, at Co- Borrower’s expense, at any time and without hindrance or delay, permit Lender to inspect the Collateral, and inspect and make extracts from and copies of its books and all records, including preventative maintenance records relating to the Collateral.

b.Co-Borrowers shall at all times keep, and if requested provide Lender with copies of or allow Lender to inspect, monthly financial records prepared in accordance with generally accepted accounting principles and which are true and accurate in all material respects, including an income statement, balance sheet, statement of cash flows on a consolidated basis, accounts payable aging, accounts receivable aging, inventory report and payroll report.

c.Lender shall be permitted to discuss with Co-Borrower’s owners, directors, officers, managers and auditors Co-Borrower’s business, procedures, assets, liabilities, financial positions, results of operations and business prospects.

d.Co-Borrowers shall keep its records concerning the Collateral and other business records at its principal place of business or at such other location as shall have been notified to Lender upon not less than thirty (30) days written notice. The cost of all such inspections shall be borne by the Co- Borrowers.

e.The Lender shall have the right to have the Equipment appraised or inspected on an annual basis. At every annual appraisal or inspection, the loan balance needs to be at 70% FLV or lower and must be paid down to stay in formula. If the Loan does not close within forty-five (45) days of the initial inspection, Lender may perform a reinspection of the Collateral at the Co-Borrower’s expense. After the occurrence of a Default, there shall be no limit on the number of appraisals and inspections, and Co-Borrowers shall reimburse Lender for costs related to such appraisals or inspections. Prior to the occurrence of a Default, Lender will give Co-Borrowers seventy-two (72) hours prior notice and the inspection will only be during normal business hours. Co-Borrowers authorize Lender to debit the amount of the Appraisal Expense (as defined below) from Co-Borrower’s bank account via ACH transfer as more fully set forth in the ACH Authorization Agreement. In addition, at all times Lender shall have the right to verify all Accounts, whether in its name or using a fictitious name.

11.Taxes. Co-Borrowers shall promptly pay when due all property, payroll and any other taxes, assessments and governmental charges or levies imposed upon the Collateral, except to the extent the validity thereof is being contested in good faith by Co-Borrowers and with reserves for payment of such charges or levies in any amount satisfactory to Lender. Lender reserves the right to require Co-Borrowers to use an independent payroll service if Co-Borrowers are delinquent in paying their payroll taxes on time.

12.Lender’s Duties and Powers. If Co-Borrowers fail to perform any covenant or agreement contained herein, Lender may (but shall not be obligated to) perform, or cause performance of, such covenant or agreement at the Co-Borrower’s expense. The powers conferred on Lender hereunder are to protect Lender’s interest in the Collateral and shall not impose any duty upon Lender to exercise any such powers.

13.Loans, Dividends, or other Distributions to Equity Owners, and Payments on Junior Notes. Co- Borrowers covenant and agree that until all Obligations to Lender are paid in full, it will not declare or pay any dividend or make any other distribution or loan of any kind to its shareholders, members or other equity owners, other than:

a.Normal salary paid to an equity owner that is also an employee of Co-Borrowers; and

b.With respect to any year in which Co-Borrowers are not taxed by the Internal Revenue Services as a “C” corporation, and provided that Co-Borrowers are not in Default at that time of such payment, Co-Borrowers may make a distribution of profits to its equity owners in an amount not to exceed the sum necessary to enable its equity owners to pay their personal state and federal taxes directly attributable to the profits earned by Co-Borrowers for the applicable year.

Co-Borrowers covenant and agree that prior to a Default they may make regularly scheduled payments of principal and interest, without acceleration of any kind, under the $300,000.00 Promissory Note dated September 16, 2020 in favor of ACMO USOS LLC, and under the $450,000.00 Promissory Note dated September 16, 2020 in favor of JPMorgan Chase Bank, N.A (collectively the “Junior Notes”). After and during the continuance of any Default, Co-Borrowers shall not make any payments on the Junior Notes.

14.Fees and Expenses.

a.Co-Borrowers shall upon demand pay to Lender the amount of any and all expenses, including without limitation, the reasonable fees and disbursements of Lender’s counsel and of any experts and agents, which Lender may incur in connection with the preparation, administration and enforcement of this Agreement, or the sale, collection from, or other realization upon any of the Collateral.

b.At closing of the Loan, Co-Borrowers will pay Lender a loan fee in the amount of $30,000, which will be fully earned as of such date and not refundable in any event.

c.Co-Borrowers shall pay to Lender a late charge of five percent (5%) of each and every payment not received by Lender on its due date. The minimum late charge shall, at Lender’s discretion, be

$500.00. Such late charges shall be to cover the additional costs in connection with handling of a late payment. The imposition of a late charge shall not affect the rights of Lender to declare an event of Default or impose a default interest rate as a result of a late payment.

d.The Co-Borrowers shall pay to Lender a Frequent Late Fee (the “Frequent Late Fee”) in the amount of one percent (1%) of original principal amount of the Note, as may have been increased from time to time, to be paid on the earlier of the Maturity Date of the Note or the earlier repayment (including prepayment or acceleration) of the Note. This Frequent Late Fee will be waived upon payment in full of all Obligations under the Note at the Maturity Date, provided that Co-Borrowers have not been late in making payment under the Note on more than two (2) occasions. This Frequent Late Fee shall be in addition to any prepayment fees.

e.Co-Borrowers shall pay the monthly Unused Borrowing Base Fee set forth in the Note.

f.Co-Borrowers shall pay Lender $6,000.00 per appraisal or inspection (the “Appraisal Expense”).

g.The Note has a four (4) year term (the “Term”). In the event of repayment in full of the indebtedness under the Note or any repayment of twenty percent (20%) or more of the outstanding indebtedness under this Note during any thirty (30) day period prior to the expiration of the Term, Co-Borrowers shall pay to Lender, as an early prepayment fee as liquidated damages and not as a penalty, an amount equal to (the “Prepayment Fee”): Three percent (3%) of the Borrowing Base as of the payoff date during the first year of the Note (beginning with the date of this Note); three percent (3%) of the Borrowing Base as of the payoff date during the second year of the Note; two percent (2%) of the Borrowing Base as of the payoff date during the third year of the Note; and one percent (1%) of the Borrowing Base as of the payoff date during the final year of this Note. In the event that payment of the Note shall be accelerated for any reason whatsoever by the Lender, the full Prepayment Fee in effect as of the date of such acceleration shall be added to the outstanding balance of the Note in determining the debt for the purposes of any judgment under the Note, or the amount of Obligations secured by the Collateral.

15.Default. Each of the following shall constitute an event of default under this Agreement (a “Default”):

a.Co-Borrowers fail to pay any amounts under the Note or any other Obligations when due;

b.Co-Borrowers fail to observe or perform any of the terms, covenants or conditions contained in this Agreement, the Note or any other contract, instrument or agreement with Lender, including but not limited to the representations and warranties concerning the Collateral set forth in paragraph 5 above;

c.Any representation or warranty made by Co-Borrowers herein is false in any material respect as of the time when made or given;

d.Co-Borrowers or any Guarantor shall make an assignment for the benefit of creditors, file a petition in bankruptcy, petition or apply for the appointment of a custodian, receiver or any trustee for Co-Borrowers, Guarantor or the Collateral, or shall commence any proceedings under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statue of any jurisdiction, whether now or hereafter in effect, or if there shall have been filed any such petition or application, or any such proceeding shall have been commenced against Co- Borrowers or Guarantor, in which an order for relief is entered and is not dismissed within sixty

(60) days;

e.Any suit is filed against Co-Borrowers or Guarantor and not disclosed to lender within thirty (30) days;

f.Any judgment is entered against Co-Borrowers or Guarantor in excess of $25,000;

g.Co-Borrowers fail to provide Lender the Certificate of Liability Insurance for 2020 Resources LLC, and 2020 Resources (Canada) Ltd. showing Lender as additional insured, loss payee and lender’s loss payee, per section 9 within fifteen (15) days of funding

h.Any of the Collateral is taken or sought to be taken by levy, execution or other process of law;

i.Co-Borrowers or Guarantor liquidates, dissolves, or merges into or consolidates with or into any other entity;

j.If Co-Borrowers open a new bank account and fails to provide an Automatic ACH Debit Agreement covering such account within five (5) Business Days of opening such account;

k.Any financial statement or report provided to Lender is false in any material respect as of the time when made or given; or

l.Any circumstance or event of any nature which in Security Party’s sole reasonable discretion may materially and adversely affect the condition, operation, business or assets of Co-Borrowers or any Guarantor, or materially impairs the ability of Co-Borrowers or any Guarantor to fulfill their Obligations to Lender.

16.Remedies. Upon and event of Default, Lender shall have the following remedies which may be exercised cumulatively:

a.To declare all amounts owing under the Note and all other Obligations immediately due and payable;

b.To exercise any and all rights and remedies provided under this Agreement, the UCC, in law or at equity, including the right to obtain an injunction against Co-Borrowers or a decree of specific performance;

c.To immediately apply to any court of competent jurisdiction for, and obtain appointment of, a receiver for the Collateral, the Co-Borrowers or the Co-Borrower’s business. Co-Borrowers consent to any such appointment and agrees not to contest any such motion or appointment;

d.Without prior demand or notice, set-off against and apply any accounts, items and monies in the possession of Lender or payable by Lender to Co-Borrowers to the Obligations;

e.With or without judicial process or the aid or assistance of others, enter upon any premises in which Collateral may be located and, without resistance or interference by Co-Borrowers, take physical possession of any items of Collateral and maintain such possession on Co-Borrower’s premises or move the same or any part thereof to such other places as Lender shall choose without being liable to Co-Borrowers on account of any losses, damage or depreciation that may occur, and may dispose of all or any part of the Collateral on any premises of Co-Borrowers, require Co-Borrowers to assemble and make available to Lender or to remove all or any part of the Collateral from any premises in which any part may be located for the purpose of effecting sale or other disposition thereof; and

f.Sell any item of the Collateral for cash or other value in any number of lots at a public or private sale without demand or notice (excepting only that Lender shall give Co-Borrowers ten (10) days prior written notice of the time and place of any public sale, or the time after which a private sale may be made, which notice Co-Borrowers agree is reasonable). At any public sale Lender may bid for and purchase the whole or any part of the property and rights sold and upon compliance with the terms of such sale may hold or dispose of such property and rights without further accountability to Co-Borrowers. Co-Borrowers will execute and deliver, or cause to be executed and delivered, such instruments, documents, registration statements, assignments, waivers, certificates and affidavits, and will supply or cause to be supplied such further information and take such further action as Lender shall require in connection with such sales. Co-Borrowers shall be responsible for all costs of sale or other disposition of the Collateral. The proceeds of all sales and collections hereunder shall be applied against the Obligations in such order as Lender shall elect in its sole discretion.

Failure to exercise any and all rights or remedies Lender may have in the event of any event of Default shall not constitute a waiver of the right to exercise such rights or remedies in the event of any subsequent event of Default, whether of the same or different nature. No waiver of any right or remedy by Lender shall be effective unless made in writing and signed by Lender, nor shall any waiver on one occasion apply to any future occasion.

17.Waivers. Co-Borrowers and each Guarantor each hereby waive (a) any requirement for Lender to marshall the Collateral or to resort to the Collateral in any particular order, (b) the right to extend or excuse performance of any of Co-Borrower’s or Guarantor’s Obligations based on force majeure, and (c) to the extent permitted by applicable law, the benefits and advantages of any valuation, stay, appraisement, extension or redemption laws now or hereafter existing which, but for this provision, might be applicable.

18.Discharge and Payoff. In recognition of the Lender’s right to have its attorneys’ fees and other expenses incurred in connection with this Agreement secured by the Collateral, notwithstanding payment in full of all Obligations by Co-Borrowers, Lender shall not be required to file terminations or satisfactions of any of Lender’s liens on the Collateral unless and until Co-Borrowers and all Guarantors shall have provided general releases in favor of Lender, in form satisfactory to Lender. Co-Borrowers understand that this provision constitutes a waiver of its rights under Section 9-513 of the Uniform Commercial Code.

19.No Waiver; Cumulative Remedies. No failure on the part of Lender to exercise, and no delay on the part of Lender in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by Lender preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies that may be available to Lender, whether at law, in equity or otherwise. No course of dealing between Co-Borrowers and Lender shall operate as a waiver of any rights of Lender under this Agreement or in respect of the Collateral or the Obligations.

20.Indemnity. Co-Borrowers assume liability for and does hereby agree to indemnify, protect, save and keep harmless Lender and its agents, from and against any and all liabilities, claims, losses, obligations, damages, penalties, actions, and suites of whatsoever kind and nature imposed on, incurred by or asserted against Lender or its agents, in any way relating to or growing out of this Agreement, the Note or the Collateral (including without limitation, enforcement of this Agreement and the Note or disposition of the Collateral), except claims, losses or liabilities resulting solely from Lender’s gross negligence or willful misconduct.

21.Right of First Refusal. In consideration of the Lender providing the Loan to the Co-Borrowers, Co- Borrowers hereby agree that it will, within five (5) days of receipt, provide a copy of any proposal letter, term sheet, letter of intent or commitment letter from any Lender offering to Co-Borrowers a refinance of the Loan. Lender shall have the right of first refusal to match the offer(s) of such other Lender(s), and if Lender advises Co-Borrowers that it intends to meet the financial terms set forth in such offer(s), Co- Borrowers will be obligated to enter into an amendment to this Agreement and the Note extending the terms of this Agreement and the Note for at least the term proposed in such other offer(s), and amending the financial terms set forth in this Agreement and the Note. Notwithstanding the foregoing, Co-Borrowers recognize that this Agreement and the Note can only be terminated as provided herein and therein. Failure of Lender to meet the terms set forth in such letter of interest or commitment letter does not relieve the Co- Borrowers from its Obligations hereunder.

22.Use of Co-Borrower’s Name, etc. Co-Borrowers hereby authorizes Lender to use the Co-Borrower’s name and tradenames together with variants of such names and related logotypes and the amount of the transaction in advertising that promotes Lender and the business transaction between any Co-Borrowers and Lender. Neither Lender nor any of its subsidiaries, affiliates, officers, employees and advertising agents shall have any liability to Co-Borrowers arising out of or related to the reasonable exercise of the rights hereby granted to Lender.

23.Miscellaneous. The invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of any other term or provision hereof. Neither this Agreement nor any term hereof may be amended orally, nor may any provision hereof waived orally but only by an instrument in writing signed by Lender and, in the case of an amendment, by Co-Borrowers and any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. This Agreement shall be governed by and construed in accordance with the law of the State of Michigan, except as required by mandatory provisions of law and except to the extent that the validity or perfection of the security interest hereunder in respect of any particular Collateral are governed by the law of a jurisdiction other than the State of Michigan. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. Each party acknowledges that is has reviewed this Agreement, and the parties hereby agree that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement.

24.Assignments. This Agreement shall bind the parties hereto and their respective successors and assigns. This Agreement and the Note may be assigned by Lender to a third party, and the Co-Borrowers consent to such assignment and agrees that this Agreement and the Note will be in favor of the assignee(s) upon assignment, without any defenses, counterclaims or setoffs of any kind whatsoever. All of the terms of this Agreement and the Note shall inure to the benefit of Lender and its successors and assigns and shall be binding upon each and every one of the Obligors and their respective heirs, executors, administrators, personal representatives, successors and assigns, jointly and severally. Lender may grant participations in all or any portion of, and may assign all or any part of Lender’s rights under, this Agreement and the Note. Lender may disclose to any such participant or assignee any and all information held by or known to Lender at any time with respect to any Obligor.

25.Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed to have been given three (3) business days after deposit in the mail, designated as certified mail, return receipt requested, postage-prepaid, one (1) business day after being entrusted to a reputable commercial overnight delivery service, addressed to the party to whom such notice is directed at its address as forth above, or upon sending if sent via electronic mail. Any party hereto may change the address to which notices shall be directed under this Paragraph by giving three (3) business days written notice of such change to the other parties.

If to Lender, then to:

Lender:	Loeb Term Solutions LLC
Attention:	James L. Newman
Address:	8609 W. Bryn Mawr, Suite 208
Chicago, IL 60631
Phone:	773-548-4131
Email:	jimn@loebtermsolutions.com
Carbon copy:	Kenda Davis
Email address:	kendad@loebtermsolutions.com

If to Co-Borrowers, then to:

Co-Borrower:	Sky Quarry Inc.
Attention:	David Owen Sealock
Address:	1800 Vine Street #200
Los Angeles, CA 90028
Phone:	403-561-9882
Email:	davids@skyquarry.com
Co-Borrower:	2020 Resources LLC
Attention:	David Owen Sealock
Address:	67750 South Seep Ridge Rd
Bonanza, UT 84008
Phone:	403-561-9882
Email:	davids@skyquarry.com

Co-Borrower:	2020 Resources (Canada) Ltd.
Attention:	David Owen Sealock
Address:	67750 South Seep Ridge Rd
Bonanza, UT 84008
Phone:	403-561-9882
Email:	davids@skyquarry.com

26.WAIVER OF JURY TRIAL. THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT THEY OR ANY OTHER MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT AND ANY DOCUMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF EITHER OR ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THIS AGREEMENT.

27.JURISDICTION. THE PARTIES AGREE THAT ANY ACTION TO ENFORCE CO-BORROWERS’S OR GUARANTOR’S OBLIGATIONS TO LENDER OR ANY ACTION RELATING TO OR ARISING OUT OF THE LOAN OR THIS AGREEMENT SHALL BE PROSECUTED EITHER IN THE CIRCUIT COURT OF OAKLAND COUNTY MICHIGAN OR THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF MICHIGAN (UNLESS LENDER’S, IN ITS SOLE DISCRETION, ELECTS SOME OTHER JURISDICTION), AND CO-BORROWERS AND GUARANTOR SUBMIT TO THE JURISDICTION OF ANY SUCH COURT SELECTED BY LENDER. CO-BORROWERS AND GUARANTOR WAIVE ANY AND ALL RIGHTS TO CONTEST THE JURISDICTION AND VENUE OF ANY ACTION BROUGHT IN THIS MATTER AND CO-BORROWERS AND GUARANTOR MAY BRING ANY ACTION AGAINST LENDER ONLY IN THE CIRCUIT COURT FOR THE COUNTY OF OAKLAND OR THE FEDERAL COURT OR THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF MICHIGAN.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.

CO-BORROWERS: Sky Quarry Inc.

Signature:
Print Name:	David Owen Sealock
Title:	CEO
Email:	davids@skyquarry.com
Phone Number	403-561-9882

CO-BORROWERS: 2020 Resources LLC

Signature:
Print Name:	David Owen Sealock
Title:	CEO
Email:	davids@skyquarry.com
Phone Number	403-561-9882

CO-BORROWERS: 2020 Resources (Canada) Ltd.

Signature:
Print Name:	David Owen Sealock
Title:	CEO
Email:	davids@skyquarry.com
Phone Number	403-561-9882

GUARANTOR: David Owen Sealock

Signature:
Print Name:	David Owen Sealock
Title:	CEO
Email:	davids@skyquarry.com
Phone Number	403-561-9882

GUARANTOR: Marcus Goetz Laun

Signature:
Print Name:	Marcus Goetz Laun
Title:	Executive Vice President
Email:	marcuslaun@gmail.com
Phone Number	917-514-2110

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.

LENDER:

Loeb Term Solutions LLC

Signature:
Print Name:	James L. Newman
Title:	Manager
Email:	jimn@loebtermsolutions.com
Phone Number:	773-496-5720

97263 - EXHIBIT A - Amort Schedule v4

REF #	DATE (Interest Payment)	DATE (Depreciatio n Date)	Event	TOTAL GROSS $ AVAILABLE
001	09/23/20		Original Funding	$1,000,000
002	10/01/20	10/31/20	End of month #1	$980,000
003	11/01/20	11/30/20	End of month #2	$960,000
004	12/01/20	12/31/20	End of month #3	$940,000
005	01/01/21	01/31/21	End of month #4	$920,000
006	02/01/21	02/28/21	End of month #5	$900,000
007	03/01/21	03/31/21	End of month #6	$880,000
008	04/01/21	04/30/21	End of month #7	$860,000
009	05/01/21	05/31/21	End of month #8	$840,000
010	06/01/21	06/30/21	End of month #9	$820,000
011	07/01/21	07/31/21	End of month #10	$800,000
012	08/01/21	08/31/21	End of month #11	$780,000
013	09/01/21	09/30/21	End of month #12	$760,000
014	10/01/21	10/31/21	End of month #13	$740,000
015	11/01/21	11/30/21	End of month #14	$720,000
016	12/01/21	12/31/21	End of month #15	$700,000
017	01/01/22	01/31/22	End of month #16	$680,000
018	02/01/22	02/28/22	End of month #17	$660,000
019	03/01/22	03/31/22	End of month #18	$640,000
020	04/01/22	04/30/22	End of month #19	$620,000
021	05/01/22	05/31/22	End of month #20	$600,000
022	06/01/22	06/30/22	End of month #21	$580,000

97263 - EXHIBIT A - Amort Schedule v4

REF #	DATE (Interest Payment)	DATE (Depreciatio n Date)	Event	TOTAL GROSS $ AVAILABLE
023	07/01/22	07/31/22	End of month #22	$560,000
024	08/01/22	08/31/22	End of month #23	$540,000
025	09/01/22	09/30/22	End of month #24	$520,000
026	10/01/22	10/31/22	End of month #25	$500,000
027	11/01/22	11/30/22	End of month #26	$480,000
028	12/01/22	12/31/22	End of month #27	$460,000
029	01/01/23	01/31/23	End of month #28	$440,000
030	02/01/23	02/28/23	End of month #29	$420,000
031	03/01/23	03/31/23	End of month #30	$400,000
032	04/01/23	04/30/23	End of month #31	$380,000
033	05/01/23	05/31/23	End of month #32	$360,000
034	06/01/23	06/30/23	End of month #33	$340,000
035	07/01/23	07/31/23	End of month #34	$320,000
036	08/01/23	08/31/23	End of month #35	$300,000
037	09/01/23	09/30/23	End of month #36	$280,000
038	10/01/23	10/31/23	End of month #37	$260,000
039	11/01/23	11/30/23	End of month #38	$240,000
040	12/01/23	12/31/23	End of month #39	$220,000
041	01/01/24	01/31/24	End of month #40	$200,000
042	02/01/24	02/29/24	End of month #41	$180,000
043	03/01/24	03/31/24	End of month #42	$160,000
044	04/01/24	04/30/24	End of month #43	$140,000

97263 - EXHIBIT A - Amort Schedule v4

REF #	DATE (Interest Payment)	DATE (Depreciatio n Date)	Event	TOTAL GROSS $ AVAILABLE
045	05/01/24	05/31/24	End of month #44	$120,000
046	06/01/24	06/30/24	End of month #45	$100,000
047	07/01/24	07/31/24	End of month #46	$80,000
048	08/01/24	08/31/24	End of month #47	$60,000
049	09/01/24		End of month #48	$40,000

97263 - Sky Quarry - v2 - EXHIBIT B

LTS #	OEM	Model	Serial#	Year Built	Qty	Machine Description
LTS - '001	WIRTGEN	2200 SM	08210707	2014	1

MILLING MACHINE, WIRTGEN MDL. 2200 SM, PLATE SHOWS STRABENTRASE/ROAD MILLING MACHINE, S/N 08210707, TYPE W2200SM, MFG. 2014, ENCLOSED CAB, DUAL OPERATOR STATIONS, DIESEL ENGINE, HYDRAULIC SYSTEM, (4) APPROX. 14" X 6' CRAWLERS, UNDER CARRIAGE RUSTY, APPROX. 6' WIDE MODIFIED DRUM WITH BITS, RELATED EQUIPMENT, COMPONENTS, SPARE PARTS, CONVERTED TO SURFACE LAND MINING OPERATION

LTS - '002					LOT

SURFACE OIL SANDS MINING EXTRACTION FACILITY, CUSTOM DESIGNED AND CONSTRUCTED, RATED AT APPROX. 2,000 BARRELS PER DAY, CONSIDERED COMMERCIAL PILOT SETUP, INCLUDES ALL RELATED MACHINERY, EQUIPMENT, COMPONENTS AS SHOWN BELOW,

*VALUED INDIVIDUALLY

LTS - '003	MASABA		2015249		1

UNLOADER/CONVEYOR TRANSFER UNIT, REFERRED TO AS SCRAPER DUMPER, MASABA IN VERMILLION, SD, S/N 2015249, INCLUDES ABOVE GROUND DUMP HOPPER, APPROX. 7' X 12' HEAVY DUTY GRATE GRIZZLY TABLE, APPROX. 6' X 50' IDLER TROUGH ROLL CONVEYOR, ADJUSTABLE INCLINE MOUNTED ON HEAVY DUTY TUBULAR STEEL FRAME, TANDEM AXLE, APPROX. 40-50 HP MOTOR, DRIVE, HYDRAULIC SYSTEM WITH RELATED HYDRAULICS, [B+]

LTS - '004	MASABA		2015247		1

RADIAL STACKER CONVEYOR, MASABA, S/N 2015247, APPROX. 36" X 180' IDLER TROUGH ROLL CONVEYOR, INCLINED WITH HEAVY DUTY TUBULAR STEEL FRAME, 50 HP DRIVE MOTOR, (8) WHEELS FOR 180° TURN WITH 3 HP MOTOR, ELECTRICS, SPOT LIGHTS, WALKWAY WITH RAILS,

RELATED EQUIPMENT, COMPONENTS, [B+]

LTS - '005					LOT

HOPPER/APRON FEEDER, INCLUDES CUSTOM APPROX. 20' X 10' TOP OPENING HOPPER WITH HEAVY DUTY GRIZZLY, BOTTOM FEED HOPPER, MCLANAHAN APRON FEEDER, PLATE SHOWS SIZE FL4, PROJECT #20142025, APPROX. 36" X 30' LONG, 13.65 HP MAIN DRIVE MOTOR, APPROX. 1 HP BOTTOM DRIVE MOTOR, ELECTRICS, RELATED EQUIPMENT, COMPONENTS, ALL MOUNTED ON HEAVY DUTY CUSTOM I-BEAM FRAME/STRUCTURE, HIGH DEGREE DIFFICULTY OF REMOVAL

LTS - '006					1	TRANSFER CONVEYOR, CUSTOM BUILT, APPROX. 36" X 100' IDLER TROUGH ROLL, ANGLE IRON FRAME MOUNTED, INCLINED, WALKWAY WITH RAILS, 15 HP MOTOR, DRIVE, CUSTOM TOP MOUNTED FEED HOPPER, [C]
LTS - '007	TABOR MACHINE		5289		1

SHAKER SCREEN, TABOR MACHINE IN BLUEFIELD, WV, SIZE 4X10 TI-110, S/N 5289, 855 MAXIMUM RPM, 4' X 10' DOUBLE DECK, TOSHIBA 15 HP MAIN DRIVE MOTOR, ALL RELATED ELECTRICS, EQUIPMENT, COMPONENTS, MOUNTED ON THIRD LEVEL OF FRAME/STRUCTURE, [C+]

LTS - '008	MCLANAHAN BLACK DIAMOND DOUBLE ROLL		21042024		1

ROLL CRUSHER, MCLANAHAN BLACK DIAMOND DOUBLE ROLL, SIZE 24X36, S/N 20142024, (2) APPROX. 25 HP MOTORS, DRIVE, TRAMP RELEASE WITH HYDRAULICS, RELATED EQUIPMENT, COMPONENTS, MOUNTED ON SECOND LEVEL OF FRAME/STRUCTURE, [B]

LTS - '009					LOT

FRAME/STRUCTURE, CUSTOM DESIGNED AND CONSTRUCTED, HEAVY DUTY I-BEAM FRAME, WITH STAIRS, ANGLE IRON RAILS, SPOT LIGHT, ELECTRICS, INCLUDES HOPPERS NOT OTHERWISE LISTED WITH MACHINES, HIGH DEGREE DIFFICULTY OF REMOVAL

LTS - '010					1	TRANSFER CONVEYOR, CUSTOM BUILT, APPROX. 24" X 100' IDLER TROUGH ROLL CONVEYOR, ANGLE IRON FRAME, INCLINE, WALKWAY WITH RAILS, APPROX. 15 HP MOTOR, DRIVE, ELECTRICS

Equipment list

97263 - Sky Quarry - v2 - EXHIBIT B

LTS #	OEM	Model	Serial#	Year Built	Qty	Machine Description
LTS - '011					1

BALL MILL, NO PLATE, PRINCIPAL INDICATES 1970'S VINTAGE, BALL MILL/MIXER, APPROX. 12'

WIDE X 40' LONG, MOUNTED ON HEAVY DUTY CONCRETE CRADLES, TRUNNION DRIVE SYSTEM, TOSHIBA 800 HP/4160 HIGH VOLTAGE MOTOR, 3/4" TROMMEL SIZING SCREEN ON END, GREASE SPRAY SYSTEM FOR BALL GEAR, PRINCIPAL INDICATES NEW MOTOR, DRIVE, LUBRICATION SYSTEM, INCLUDES ALL RELATED EQUIPMENT, COMPONENTS, INCLUDING 3- LEVEL CUSTOM FRAME/STRUCTURE WITH STAIRS, RAILS, HIGH DEGREE DIFFICULTY OF REMOVAL

LTS - '012	SMITHCO	F6-60-1	15V095		1

RADIATOR COOLING SYSTEM, SMITHCO, PLATE SHOWS MDL. F6-60-1, S/N 15B095, TAG SHOWS 100-HE-157 MIXER LUBE HEAT EXCHANGER MOUNTED ON GALVANIZED ANGLE IRON FRAME, INCLUDES BOTTOM MOUNTED STAINLESS STEEL FILTER, ELECTRICS, *W/BALL MILL

LTS - '013					1

PUMP SKID, NO PLATE, INCLUDES #100-PU-194 FILTER PUMP WITH 15 HP MOTOR, #100PU-193 PINNACLE PUMP WITH APPROX. 5 HP MOTOR, #100-PU-192 HIGH PRESSURE PUMP WITH 30 HP MOTOR, #100-PU-191 LOW PRESSURE PUMP WITH 15 HP MOTOR, MULTI-POWER PRODUCTS TANK WITH S/N SN001-7675-40471-01, MFG. 7/15, PS FILTER POD MDL. 8302F2150C-0, S/N RD- 15076, MFG. 2015, RELATED PRESSURE GAUGES, VALVES, HOSE, PIPING, ELECTRICS, *W/BALL

MILL

LTS - '014					1	TRANSFER OUTFEED CONVEYOR, CUSTOM, APPROX. 24" X 40' IDLER TROUGH ROLL, MOTOR, DRIVE, *W/BALL MILL

Equipment list

97263 - Sky Quarry - v2 - EXHIBIT B

LTS #	OEM	Model	Serial#	Year Built	Qty	Machine Description
LTS - '015					LOT

SEPARATION SYSTEM, INCLUDES ALL RELATED COMPONENTS AS SHOWN BELOW, VALUED AS COMPLETE SETUP, ALL WITHIN SHEET METAL CONTAINMENT BIN, VALUED AS COMPLETE GROUPING AND/OR LOT, HIGH DEGREE DIFFICULTY OF REMOVAL

LTS - '016					1

PRIMARY ATMOSPHERIC VESSEL, NO PLATE, APPROX. 20' DIA. X 40' HIGH, INSULATED, CONE BOTTOM, MOUNTED IN HEAVY DUTY I-BEAM FRAME/STRUCTURE, INCLUDES (5) ASSORTED TRIAD AIR ACTUATED FLOW CONTROL VALVES, RELATED INSULATED PIPING, VALVES,

ELECTRICS, *W/SEPARATION SYSTEM

LTS - '017	HAYWARD	XCS4HA			1	PUMP, HAYWARD MDL. XCS4HA, CENTRIFUGAL PUMP WITH APPROX. 50 HP MOTOR, RELATED PIPING, VALVES, *W/SEPARATION SYSTEM
LTS - '018					1

PRIMARY ATMOSPHERIC VESSEL, APPROX. 15' DIA. X 25' HIGH, INSULATED, CONE BOTTOM, MOUNTED IN HEAVY DUTY I-BEAM FRAME/STRUCTURE, ALSO INCLUDES (3) TRIAD AIR ACTUATED FLOW CONTROL VALVES, INSULATED AND NON INSULATED PIPING, ELECTRICS, ALL MOUNTED IN HEAVY DUTY I-BEAM FRAME/STRUCTURE, *W/SEPARATION SYSTEM

LTS - '019	VEGA	MINITRA CK 31		2015	2

NUCLEAR DENSITY METERS, VEGA MINITRACK 31, MFG. 2015, LOCATED AT BOTTOM OF VESSELS, EACH INCLUDES CIDRA SONAR TRAC HD SERIES UNDER FLOW DENSITY METER DISPLAY CONTROL, WITH RELATED ELECTRICS, DIGITAL INDICATORS, *W/SEPARATION SYSTEM

LTS - '020	HAYWARD GORDON	XSC10C			1	PUMP, #200 BULK SEPARATOR FEED PUMP, HAYWARD GORDON MDL. XCS10C, 2,570. AGPM, 125 HP MOTOR, RELATED PIPING, VALVES, ELECTRICS, *W/SEPARATION SYSTEM
LTS - '021					1	PUMP, NO PLATE, 20 HP CENTRIFUGAL PUMP WITH (2) TRIAD AIR ACTUATED FLOW CONTROL VALVES, *W/SEPARATION SYSTEM
LTS - '022	AFC/ADVANCED FLUID CONTAINMENT				1

BULK STORAGE TANK, PLATE SHOWS AFC/ADVANCED FLUID CONTAINMENT, MFG. 2015, 15' 6" HIGH, APPROX. 12' DIA., 250 BARREL CAPACITY, CONE BOTTOM, INSULATED, MOUNTED ON HEAVY DUTY I-BEAM SKID, RELATED PIPING, SIDE MOUNTED LADDER, *W/SEPARATION SYSTEM

LTS - '023					LOT

ANCILLARY EQUIPMENT, INCLUDES (2) APPROX. 30 GALLON EXPANSION TANKS, (2) SETTLING TANKS, ASSORTED FILTER PODS, RELATED PIPING, VALVES, ELECTRICS, INCLUDES THOSE ASSETS NOT OTHERWISE LISTED, INCLUDES 3-LEVEL HEAVY DUTY FRAME/STRUCTURE WITH I- BEAM WELDED CONSTRUCTION, SPOT LIGHTS, ELECTRICS, *W/SEPARATION SYSTEM

LTS - '024					LOT	CENTRIFUGE SEPARATION SYSTEM, INCLUDES ALL EQUIPMENT AND COMPONENTS INSIDE CORRUGATED CONTAINMENT AREA, *VALUED INDIVIDUALLY

Equipment list

97263 - Sky Quarry - v2 - EXHIBIT B

LTS #	OEM	Model	Serial#	Year Built	Qty	Machine Description
LTS - '025	PARKSON				1

CLARIFIER INCLINE BULK SEPARATOR SYSTEM, PARKSON, PLATE NOT ACCESSIBLE, APPROX. 20' HIGH, CONE BOTTOM, MOUNTED IN HEAVY DUTY TUBULAR STEEL FRAME/STRUCTURE, RELATED INSULATED PIPING, VALVES, ALSO INCLUDES SONAR TRAC HD SERIES NUCLEAR DENSITY METER WITH DISPLAY MONITOR, ELECTRICS, ALSO INCLUDES CENTRIFUGAL PUMP WITH APPROX. 15 HP MOTOR, ALL RELATED EQUIPMENT, COMPONENTS

LTS - '026	AFC/ADVANCED FLUID CONTAINMENT			2015	1

FEED TANK, TAG SHOWS #200-TK-245 DISC STACK CENTRIFUGE FEED TANK, MFG. BY AFC/ADVANCED FLUID CONTAINMENT, MFG. 2015, APPROX. 12' DIA. X 15' 6" HIGH, CONE BOTTOM, INSULATED, 250 BARREL CAPACITY, MFG. 2015, S/N PTF2.5-0SN2-154494, RELATED INSULATED PIPING, VALVES, ELECTRICS, ALSO INCLUDES CENTRIFUGAL PUMP WITH APPROX.

25 HP MOTOR, RELATED EQUIPMENT, COMPONENTS

LTS - '027	AFC/ADVANCED FLUID CONTAINMENT			2015	1

STORAGE TANK, TAG SHOWS #200-TK-243 OIL/WATER SEPARATOR STAND PIPE TANK, MFG. BY AFC/ADVANCED FLUID CONTAINMENT, 8' DIA. X 17' HIGH, 280 BARREL CAPACITY, MFG. 2015, S/N RTF1.5-0SN2-154462, CARBON STEEL WELDED, HEAVY DUTY PIPING, VALVES, ELECTRICS, MOUNTED ON HEAVY DUTY I-BEAM SKID, ALSO INCLUDES SULZER CENTRIFUGAL PUMP WITH APPROX. 50 HP MOTOR

LTS - '028	AFC/ADVANCED FLUID CONTAINMENT			2015	1

FEED TANK, TAG SHOWS #300-TK-301 DISTILLATION FEED TANK, MFG. BY AFC/ADVANCED FLUID CONTAINMENT, 12' DIA. X 15' 6" HIGH, 250 BARREL CAPACITY, MFG. 2015, S/N RTF2.5-0SH3- 154460, INSULATED CONE BOTTOM, RELATED PIPING, VALVES, ELECTRICS, ALSO INCLUDES CENTRIFUGAL PUMP WITH 50 HP MOTOR

LTS - '029	ALFA LAVAL	OSSX520	4127590/200 H/SK-15	2015	LOT

DISC STACK CENTRIFUGE, ALFA LAVAL MDL. OSSX520, S/N 4127590/200H/SK-15, POSSIBLE 2015 VINTAGE, 200 HP MAIN DRIVE MOTOR, (134) STACKED DISCS, STAINLESS STEEL PIPING, VALVES, FLANGES, FITTINGS, GAUGES, FILTER SYSTEM, I-BEAM WELDED FRAME/STRUCTURE WITHIN SHEET METAL BUILDING, SPRAYED INSULATED TANK, RELATED PIPING, VALVES, ELECTRICS, ALSO INCLUDES CENTRIFUGAL PUMP WITH APPROX. 25 HP MOTOR, RELATED EQUIPMENT,

COMPONENTS

LTS - '030					LOT

ANCILLARY EQUIPMENT, ASSORTED EQUIPMENT AND COMPONENTS NOT OTHERWISE LISTED THROUGHOUT SHEET METAL CONTAINMENT AREA FOR CENTRIFUGE SEPARATION SYSTEM, INCLUDES THOSE NOT OTHERWISE LISTED WITH TANKS, PUMPS, CENTRIFUGE, CLARIFIER, INCLINE BULK SEPARATOR, ESTIMATE ONLY

LTS - '031					1

CAUSTIC TANK, NO PLATE, HORIZONTAL, APPROX. 5,000 GALLON, APPROX. 8' DIA. X 20' LONG, CARBON STEEL, DOUBLE WALLED, MOUNTED ON TUBULAR STEEL FRAME, RELATED PIPING, FLANGES, ALSO INCLUDES (2) PUMPS WITH PIPING, VALVES, GAUGES, ALL MOUNTED IN SHEET METAL PORTABLE BUILDING, VALUED AS COMPLETE SETUP

LTS - '032	ALFA LAVAL	LYNX 800	5025883	2015	1

DEWATERING CENTRIFUGE, TAG #200-CF-272, ALFA LAVAL MDL. LYNX 800, S/N 5025883, MFG. 20105, 1.2 KG/DM3 MAXIMUM SOLIDS DENSITY, 2,900 MAXIMUM BOWL SPEED, 0° CENTIGRADE-

100° CENTIGRADE MINIMUM-MAXIMUM FEED TEMPERATURE, MFG. IN DENMARK, APPROX. 30" X

12' LONG, 75 HP TOP MOTOR WITH DRIVE, 300 HP BALDOR-RELIANCE BOTTOM MOTOR WITH DRIVE, ALL RELATED EQUIPMENT, COMPONENTS, LOCATED ON THIRD LEVEL FRAME/STRUCTURE, HIGH DEGREE DIFFICULTY OF REMOVAL, [B]

LTS - '033					1	PUMP, NOT ABLE TO CLOSELY INSPECT, APPROX. 15 HP MOTOR, DEWATERING FEED PUMP
LTS - '034	DERRICK	HYPERP OOL 4PVE	17618-00-005		1

SHAKER SCREEN, DERRICK, HYPERPOOL 4PVE, SINGLE DECK, APPROX. 42" X 80", MOTOR, DRIVE, BOTTOM HOPPER, CONTROLS, ELECTRICS, RELATED EQUIPMENT, COMPONENTS, LOCATED ON SECOND LEVEL, REFERRED AS SHALE SHAKER, S/N 17618-00-005

LTS - '035	DERRICK	HYPERP OOL 4PVE			1

SHAKER SCREEN, DERRICK, HYPERPOOL 4PVE, SINGLE DECK, APPROX. 42" X 80", MOTOR, DRIVE, BOTTOM HOPPER, CONTROLS, ELECTRICS, RELATED EQUIPMENT, COMPONENTS, LOCATED ON SECOND LEVEL, REFERRED AS SHALE SHAKER, S/N NOT READABLE

LTS - '036	DERRICK	HYPERP OOL 4PVE			1

SHAKER SCREEN, DERRICK, HYPERPOOL 4PVE, SINGLE DECK, APPROX. 42" X 80", MOTOR, DRIVE, BOTTOM HOPPER, CONTROLS, ELECTRICS, RELATED EQUIPMENT, COMPONENTS, LOCATED ON SECOND LEVEL, REFERRED AS SHALE SHAKER, S/N NOT READABLE

LTS - '037					1

MIXING TANK, NO PLATE, APPROX. 5,000 GALLON, APPROX. 10' DIA. X 12' HIGH, TOP MOUNTED HAYWARD GORDON MDL. STX-12 MIXER/AGITATOR, S/N 302838, APPROX. 5 HP MOTOR, ALSO INCLUDES CENTRIFUGAL PUMP WITH APPROX. 50 HP MOTOR, APPROX. 12" X 20' TOP MOUNTED FEED CONVEYOR WITH MOTOR, DRIVE, RELATED EQUIPMENT, COMPONENTS, OLDER APPEARANCE, [C-]

LTS - '038	ANDRITZ SEPARATION			2015	LOT

PADDLE DRYER SYSTEM, ANDRITZ SEPARATION, #GPD14W190, MACHINE #14W-269, MFG. 2015 IN HOLLAND, MOUNTED ON HEAVY DUTY STEEL CRADLE SYSTEM, (2) HOT OIL FIRED PADDLES, APPROX. 10' X 35' LONG, INSULATED EXTERIOR, NEWER SANTASALO MOTOR/DRIVE, TYPE P30- 111N-360-010/VHL, S/N W20282, BALDOR/RELIANCE 215 HP MOTOR, ELECTRICS, ALL RELATED PIPING, VALVES, ALSO INCLUDES CIDRA SONARTRAC NUCLEAR DENSITY METER WITH DISPLAY MONITOR, ELECTRICS, ALL RELATED EQUIPMENT, COMPONENTS, INCLUDING CUSTOM HEAVY DUTY FRAME/STRUCTURE WITH I-BEAM WELDED CONSTRUCTION, ALSO INCLUDES PRESSURE VESSEL PADDLE DRYER CONDENSER, TAG #200-CD-286, HIGH DEGREE DIFFICULTY OF REMOVAL

Equipment list

97263 - Sky Quarry - v2 - EXHIBIT B

LTS #	OEM	Model	Serial#	Year Built	Qty	Machine Description
LTS - '039					1

AUGER SCREW CONVEYORS, PLATE NOT ACCESSIBLE, HEAVY DUTY, APPROX. 32" X 20', APPROX. 50 HP MOTOR, DRIVE, (3) TOP MOUNTED FEED HOPPERS, ALSO INCLUDES TANK WITH CENTRIFUGAL PUMP AND APPROX. 15 HP MOTOR, EXPANSION TANK, RELATED PIPING, VALVES, EQUIPMENT, LOCATED UNDER PADDLE DRYER, ALSO INCLUDES APPROX. 16" X 8' AUGER SCREW CONVEYOR WITH APPROX. 5 HP MOTOR, LOCATED UNDER PADDLE DRYER

LTS - '040					1	TRANSFER CONVEYOR, APPEARS CUSTOM, APPROX. 24" X 60' IDLER TROUGH ROLL, INCLINE, ANGLE IRON FRAME, MOTOR, DRIVE, LOCATED UNDER PADDLE DRYER FRAME/STRUCTURE, [C-]
LTS - '041	MASABA		2015248		1

RADIAL STACK CONVEYOR, MASABA, S/N 2015248, APPROX. 32" X 100' IDLER TROUGH ROLL, INCLINE, APPROX. 15 HP MOTOR, DRIVE, ELECTRICS, WALKWAY WITH RAILS, SPOTLIGHTS WITH ELECTRICS, (2) AXLES WITH (4) WHEELS, 3 HP MOTOR, DRIVE, NEW APPEARANCE, [B+]

LTS - '042	FULTON				1

HOT OIL HEATER, FULTON, NO PLATE, APPROX. 12' DIA. X 50' LONG, MOUNTED IN HEAVY DUTY STEEL CRADLES ON HEAVY DUTY SKID, POWER SUPPLY/CONTROL, BURNER SYSTEM WITH (2) MAXON BURNER UNITS, OUTER INSULATION, (2) DEAN BOOSTER PUMPS WITH 125 HP MOTORS, RELATED INSULATED PIPING, VALVES, ELECTRICS, EXPANSION TANK, ALL RELATED EQUIPMENT, COMPONENTS, VALUED AS COMPLETE SETUP

LTS - '043					1	MIXING TANK, REFERRED TO A PROCESS SUMP, APPROX. 30' DIA., INGROUND CONSTRUCTED, WITH PUMP, RELATED PIPING, HIGH DEGREE DIFFICULTY OF REMOVAL, *NO VALUE
LTS - '044					LOT	AIR/NITROGEN PACKAGE, INCLUDES THOSE ASSETS AS SHOWN BELOW, VALUED AS COMPLETE GROUPING AND/OR LOT, LOCATED IN PORTABLE BUILDING
LTS - '045	ATLAS COPCO	GA55 PLUS	API621674	2015	1

AIR COMPRESSOR, ATLAS COPCO MDL. GA55 PLUS, PLATE SHOWS TYPE GA55P, S/N API621674, MFG. 2015, 157 PSI, 298.7 CFM, 75 HP, ENCLOSED, RELATED PIPING, ELECTRICS, DIGITAL INDICATOR, [B], LOCATED IN PORTABLE BUILDING, *W/AIR/NITROGEN PACKAGE

LTS - '046	ATLAS COPCO	NGM5	API202163	2015	1	NITROGEN GENERATOR, ATLAS COPCO MDL. NGM5, S/N API202163, MFG. 2015, RELATED PIPING, ELECTRICS, DIGITAL READOUT, [B], LOCATED IN PORTABLE BUILDING, *W/AIR/NITROGEN PACKAGE
LTS - '047	ATLAS COPCO	CD110 PLUS	UTF125L71	2015	1

AIR DRYER, ATLAS COPCO MDL. CD110 PLUS, S/N UTF125L71, 165 PSIG DESIGN PRESSURE, 150 PSIG MAXIMUM WORKING PRESSURE, MFG. 2015, TWIN TANKS, SKID MOUNTED, (3) INLINE FILTERS, RELATED PIPING, VALVES, CONTROL POWER SUPPLY WITH ELECTRICS, [B], LOCATED

IN PORTABLE BUILDING, *W/AIR/NITROGEN PACKAGE

LTS - '048				2015	2	AIR RECEIVING TANKS, MFG. 2015, 150 PSI, APPROX. 500 GALLON EACH WITH RELATED PIPING, VALVES, *W/AIR/NITROGEN PACKAGE
LTS - '049					1	PORTABLE BUILDING, APPROX. 12' X 24' X 10' HIGH, WITH FLOORING, DOUBLE DOORS ON EACH SIDE, LIGHTING, ELECTRICS, *W/AIR/NITROGEN PACKAGE
LTS - '050					LOT

WATER TREATMENT SYSTEM, WATER SOFTENING SYSTEM, LOCATED IN PORTABLE BUILDING, INCLUDES (2) FIBERGLASS WATER SOFTENING TANKS, (1) PLASTIC BRINE TANK, FEED-PAC MDL. G156-15 SIMPLEX PUMP SKID, SHOP ORDER #15-487-B, INCLUDES VERTICAL PUMP WITH 15 HP MOTOR, RELATED PIPING, ELECTRICS, APPROX. 300 GALLON PLASTIC TANK, APPROX. 500 GALLON CARBON STEEL TANK, ALL RELATED PIPING, VALVES, METERS, VALUED AS COMPLETE PACKAGE, MOUNTED IN APPROX. 10' X 20' X 10' PORTABLE BUILDING

LTS - '051	VICTORY ENERGY FRONTIER SERIES	NB-183	12927	2015	1

HEAT RECOVERY STEAM GENERATOR, VICTORY ENERGY FRONTIER SERIES MDL. NB-183, S/N 12927, MFG. 2015, 150 MAWP, 17,722 POUNDS PER HOURS MAXIMUM STEAMING CAPACITY, 7,308 SF BOILER HEATING SURFACE, CARBON STEEL HORIZONTAL TANK MOUNTED IN STEEL CRADLES ON CONCRETE FOOTERS, RELATED INSULATED AND NON INSULATED PIPING, VALVES, GAUGES, (2) EXHAUST STACKS, ALL RELATED EQUIPMENT, COMPONENTS, ALSO INCLUDES PLATFORM WITH STAIRS AND RAILS

LTS - '052	CENTAUR	GS1-CH- 1D	HG85083		1

TURBINE GENERATOR, SOLAR TURBINES, CENTAUR GAS TURBINE GENERATOR SET MDL. GS1- CH-1D, S/N HG85083, ASSEMBLY #2-40601, PRINCIPAL INDICATES 2.3 MEGA WATTS CAPACITY BUT DERATED BY ELEVATION TO 1.5 MEGA WATTS CAPACITY, INCLUDES ALL RELATED EQUIPMENT, COMPONENTS INCLUDING BURNER SYSTEM, EXHAUST STACK, PRINCIPAL INDICATED UPGRADED PLC CONTROLS WITH ELECTRICS, ALSO INCLUDES SOLAR MODS PACKAGE, [B]

Equipment list

97263 - Sky Quarry - v2 - EXHIBIT B

LTS #	OEM	Model	Serial#	Year Built	Qty	Machine Description
LTS - '053	CENTAUR	GS1-CH- ID	HG85093		1

TURBINE GENERATOR, SOLAR TURBINES CENTAUR GAS TURBINE GENERATOR SET MDL. GS1- CH-ID, S/N HG85093, ASSEMBLY #2-40601, PRINCIPAL INDICATES 2.3 MEGA WATTS CAPACITY, DERATED BY ELEVATION TO 1.5 MEGA WATTS CAPACITY, INCLUDES ALL RELATED EQUIPMENT, COMPONENTS, INCLUDING GAS FIRED BURNER SYSTEM, EXHAUST STACK, ETC., ORIGINAL CONTROLS AND ELECTRICS, ALSO INCLUDES SOLAR MODS PACKAGE, [B]

Equipment list

97263 - Sky Quarry - v2 - EXHIBIT B

LTS #	OEM	Model	Serial#	Year Built	Qty	Machine Description
LTS - '054					LOT	DISTILLATION SYSTEM, INCLUDES ALL RELATED EQUIPMENT AND COMPONENTS ON HEAVY DUTY PLATFORM SKID WITH STEEL GRATE, FLOORING, INCLUDES THOSE ASSETS AS SHOWN BELOW, VALUED AS COMPLETE GROUPING AND/OR LOT
LTS - '055					1

GLYCOL STORAGE TANK, TAG #400-TK-458, NO PLATE, APPROX. 7,500 GALLON, CARBON STEEL SEAM WELDED, VERTICAL, APPROX. 10' DIA. X 16' HIGH, WITH VALVES, PIPING, FLANGES,

MOUNTED ON SKID, *W/DISTILLATION SYSTEM

LTS - '056			N723H519	2015	1

GLYCOL PUMP, TAG #400-PU-456, GOULDS SIZE 4X6-13, S/N N723H519, MFG. 2015, RELATED PIPING, VALVES, GAUGES, FLANGES, ALSO INCLUDES GLYCOL FILTER WITH GAUGES, ALL RELATED EQUIPMENT, COMPONENTS, *W/DISTILLATION SYSTEM

LTS - '057					1

HEAT EXCHANGER, TAG #300-HE-305 FLASH PRE HEATER, APPROX. 28" X 16', INSULATED HORIZONTAL TANK, RELATED INSULATED PIPING, VALVES, FLANGES, FISHER AIR ACTUATED RELEASE FLOW CONTROL VALVE, RELATED EQUIPMENT, COMPONENTS, *W/DISTILLATION

SYSTEM

LTS - '058	LOBE PRO	API- CM50.T (SQ_SDF FF4)	101561		1

FLASH CONCENTRATE PUMP, NO TAG#, LOBE PRO MDL. API-CM50.T (SQ_SDFFF4), S/N 101561,

7.5 HP MOTOR, RELATED INSULATED PIPING, VALVES, FLANGES, ALSO INCLUDES HEAVY DUTY I- BEAM WELDED STAND MOUNTED INSULATED TANK, VERTICAL, APPROX. 6' DIA. X 20' HIGH, RELATED PIPING, VALVES, ELECTRICS, MICRO MOTION ELECTRIC VALVE CONTROLS, FISHER AIR ACTUATED VALVE FLOW CONTROL, RELATED EQUIPMENT, COMPONENTS, *W/DISTILLATION

SYSTEM

LTS - '059	GOULDS		N723H670	2015	1

TAI/SOLVENT PUMP, TAG #300-PU-360, GOULDS SIZE 2X3-10, S/N N723H670, MFG. 2015, 3 HP MOTOR, INSULATED PIPING, VALVES, FLANGES, FISHER CONTROLS AIR ACTUATED FLOW CONTROL RELIEF VALVE, APPROX. 1,000 GALLON, HORIZONTAL CARBON STEEL SEAM WELDED CONDENSATE DRUM TANK MOUNTED IN CARBON STEEL CRADLES, RELATED PIPING, VALVES, GAUGES, TOP MOUNTED GLYCOL CONDENSER/HEAT EXCHANGER, RIBBON HALF MOON

SHAPED, RELATED PIPING, VALVES, FLANGES, *W/DISTILLATION SYSTEM

LTS - '060	WINTEK CORPORATION	B2200- C280- WSS- 500/2- 1FR	150220	2015	LOT

VACUUM SYSTEM, PLATE SHOWS WINTEK CORPORATION IN FLANDERS, NJ, TAG #300-PU-330, MDL. B2200-C280-WSS-500/2-1FR, S/N 150220, MFG. 2015, 2,200 ACFM AT 48 TORR, 50 HP BOOSTER AND LIQUID RING PUMP, BUCKEYE FABRICATING INSULATED TANK, TOP MOUNTED VACUUM PUMP WITH APPROX. 100 HP MOTOR, ALL RELATED PIPING, VALVES, FLANGES, FITTINGS, EQUIPMENT, COMPONENTS, INCLUDING AMETEK 5100 PLC WITH ELECTRICS,

*W/DISTILLATION SYSTEM

LTS - '061	GOULDS		N723H671	2015	1

BITUMEN PUMP, TAG #300-PU-351, GOULDS SIZE 1.5X3-10, S/N N723H671, MFG. 2015, RELATED PIPING, VALVES, FLANGES, ALSO INCLUDES APPROX. 5' X 10' INSULATED HORIZONTAL BITUMEN DRUM/TANK, HEAVY DUTY FLANGE, ALL RELATED EQUIPMENT, COMPONENTS, *W/DISTILLATION

SYSTEM

LTS - '062					LOT

WIPED FILM EVAPORATOR, NO PLATE, APPROX. 5' X 40' VERTICAL PRESSURE VESSEL COLUMN, INSULATED EXTERIOR, TOP MOUNTED MIXER WITH MOTOR, DRIVE, INTERNAL SPIN ROTOR WITH

(5) BLADES, OUTER INSULATED WITH HOT OIL HEATING, ALL RELATED PIPING, VALVES, EQUIPMENT, COMPONENTS, MOUNTED IN HEAVY DUTY I-BEAM FRAME/STRUCTURE,

*W/DISTILLATION SYSTEM

LTS - '063	GOULDS				1	HOT OIL PUMP, TAG #300-PU-340, GOULDS CENTRIFUGAL PUMP WITH 40 HP MOTOR, RELATED PIPING, VALVES, FLANGES, ALSO INCLUDES BEARING LUBE SYSTEM, TAG #300-LU-308, *W/DISTILLATION SYSTEM
LTS - '064					2	POP TANKS, TAG #300-TK-319 & 300-TK-318, EACH APPROX. 2,000 GALLON, CARBON STEEL, VERTICAL, APPROX. 10' DIA. X 8' HIGH, SKID MOUNTED, RELATED PIPING, VALVES, FLANGES, *W/DISTILLATION SYSTEM
LTS - '065					1

COOLING TOWER, NO PLATE, INCLUDES (3) BOTTOM MOUNTED, APPROX. 12' DIA. EXHAUST UNITS WITH FANS, EACH WITH 30 HP MOTOR, GALVANIZED FRAME/STRUCTURE, CONTROLS, ELECTRICS, HEAVY DUTY, HIGH DEGREE DIFFICULTY OF REMOVAL, PLATE SHOWS CHART,

PLATE NOT READABLE, *W/DISTILLATION SYSTEM

LTS - '066					LOT	ANCILLARY EQUIPMENT, ASSORTED COMPONENTS NOT OTHERWISE LISTED, *W/DISTILLATION SYSTEM

Equipment list

97263 - Sky Quarry - v2 - EXHIBIT B

LTS #	OEM	Model	Serial#	Year Built	Qty	Machine Description
LTS - '067	CATERPILLAR	SR-4B	2DN011524		1

GENERATOR SET, CATERPILLAR MDL. SR-4B, S/N 2DN011524, TAG# 600-GE-640, MOUNTED IN PORTABLE BUILDING, CAT MDL. 3508B DIESEL ENGINE, 910 KW/1137 KVA, ROOF MOUNTED MUFFLER SYSTEM, ALSO INCLUDES HEAVY DUTY TRANSFER SWITCH MOUNTED ON CUSTOM I- BEAM WELDED PLATFORM STRUCTURE, APPROX. 1000 GALLON DOUBLE WALLED DIESEL FUEL TANK

LTS - '068					LOT

ELECTRICAL SYSTEM, INCLUDING BUT NOT LIMITED TO: TOSHIBA AND GE MOTOR CONTROL CENTERS, RELATED SWITCHGEAR, VARIABLE FREQUENCY DRIVES, BREAKER BOXES, TRANSFORMERS, ELECTRICAL WIRING, CONDUIT, ALL RELATED ELECTRICS THROUGHOUT, MOST LOCATED IN HEAVY DUTY PORTABLE BUILDING, TOSHIBA MDL. 2300MBI MEDIUM VOLTAGE ADJUSTABLE SPEED MOTOR DRIVE, GE EVOLUTION SERIES E9000 MOTOR CONTROL UNITS, (4) HEAVY DUTY TRANSFORMERS LOCATED OUTSIDE, NO PLATE, ESTIMATE ONLY

LTS - '069					LOT

MIXING SYSTEM, REFERRED TO AS FLOCCULANT DOSING, MFG. BY PROCESS ENGINEERS AND EQUIPMENT, INCLUDES (2) APPROX. 400 GALLON POLY TANKS, EACH WITH TOP MOUNTED MIXER/AGITATOR, DRY STORAGE HOPPER, FLOC SCREW, LIGHT DUTY CENTRIFUGAL PUMPS, AIR ACTUATED FLOW CONTROL VALVES, RELATED PIPING, VALVES, ELECTRICS, LOCATED IN PORTABLE BUILDING APPROX. 6' X 16' X 7' HIGH, WITH LIGHTING, ELECTRICS, VALUED AS COMPLETE SETUP, INCLUDES WALL MOUNTED POWER SUPPLY/CONTROL WITH ELECTRICS

LTS - '070					LOT

SAFETY SHOWER TANK AND PUMP, INCLUDES GLM INSULATED TANK, 9.5' DIA. X 8' HIGH, S/N A- 96380-S8, MFG. 1996, HEATED EXTERIOR, ALSO INCLUDES VERTICAL PUMP WITH 5 HP MOTOR, RELATED INSULATED PIPING, VALVES, FLANGES, TOP MOUNTED MIXER/AGITATOR W/ELECTRICS

LTS - '071					LOT	WATER TREATMENT SYSTEM, INCLUDES CLARIFIER, PUMPS, TANK, PIPING, VALVES, ELECTRICS, ALL RELATED EQUIPMENT, COMPONENTS, VALUED AS COMPLETE GROUPING AND/OR LOT
LTS - '072					1

CLARIFIER, NO PLATE, INLINE PLATE SEPARATOR, PAINTED BLUE, CONE BOTTOM, PNEUMATIC BOTTOM MOUNTED SIDE GATE OPENING VALVE, RELATED INSULATED PIPING, VALVES, ELECTRICS, ALSO INCLUDES TRIAD AIR ACTUATED FLOW CONTROL VALVE, ALL RELATED EQUIPMENT, COMPONENTS, MOUNTED IN HEAVY DUTY TUBULAR STEEL FRAME ON HEAVY

DUTY I-BEAM SKID, *W/WATER TREATMENT SYSTEM

LTS - '073	HAYWARD GORDON	XR20/2 PUMP			1	CENTRIFUGAL PUMP, TAG #200-PU-263 CLARIFIER UNDERFLOW PUMP, HAYWARD GORDON MDL. XR20/2 PUMP, 15 HP MOTOR, RELATED PIPING, VALVES, *W/WATER TREATMENT SYSTEM
LTS - '074					1	TANK, TAG #200-TK-261 CLARIFIER OVERFLOW STAND PIPE TANK, VERTICAL CARBON STEEL, APPROX. 10' DIA. X 20' HIGH, MOUNTED ON HEAVY DUTY I-BEAM PLATFORM, *W/WATER TREATMENT SYSTEM
LTS - '075					1	CENTRIFUGAL PUMP, TAG #200-PU-262 CLARIFIER OVERFLOW PUMP, SULZER PUMP, NO PLATE, 100 HP MOTOR, RELATED PIPING, VALVES, *W/WATER TREATMENT SYSTEM
LTS - '076	SULZER				2	CENTRIFUGAL PUMPS, SULZER, NO PLATE, TAG #400-PU-402A & 400-PU402B PROCESS WATER PUMPS, EACH WITH 200 HP MOTOR, RELATED PIPING, VALVES, *W/WATER TREATMENT SYSTEM
LTS - '077					LOT	ANCILLARY EQUIPMENT, ASSORTED COMPONENTS NOT OTHERWISE LISTED INCLUDING FILTER PODS, VALVES, ETC., *W/WATER TREATMENT SYSTEM

Equipment list

97263 - Sky Quarry - v2 - EXHIBIT B

LTS #	OEM	Model	Serial#	Year Built	Qty	Machine Description
LTS - '078	AFC/ADVANCED FLUID CONTAINMENT		RTF10-OSN4- 154454	2015	1

HEATED STORAGE TANK, AFC/ADVANCED FLUID CONTAINMENT, 1,000 BARREL CAPACITY, 15' 6" DIA. X 30' HIGH, MFG. 2015, HOT OIL HEATED, STAINLESS STEEL BOTTOM MOUNTED BAYONET HEATER, APPROX. 8' LONG, RELATED PIPING, VALVES, FLANGES, INCLUDES (1) FISHER AIR ACTUATED FLOW CONTROL VALVE, S/N RTF10-OSN4-154454

LTS - '079	AFC/ADVANCED FLUID CONTAINMENT		RTF10-OSN4- 154458	2015	1

HEATED STORAGE TANK, AFC/ADVANCED FLUID CONTAINMENT, 1,000 BARREL CAPACITY, 15' 6" DIA. X 30' HIGH, MFG. 2015, HOT OIL HEATED, STAINLESS STEEL BOTTOM MOUNTED BAYONET HEATER, APPROX. 8' LONG, RELATED PIPING, VALVES, FLANGES, INCLUDES (1) FISHER AIR ACTUATED FLOW CONTROL VALVE, S/N RTF10-OSN4-154458

LTS - '080	AFC/ADVANCED FLUID CONTAINMENT		TF10-OSN4- 154452	2015	2

HEATED STORAGE TANKS, AFC/ADVANCED FLUID CONTAINMENT, EACH 1,000 BARREL CAPACITY, 15' 6" DIA. X 30' HIGH, MFG. 2015, HOT OIL HEATED, STAINLESS STEEL BOTTOM MOUNTED BAYONET HEATER, APPROX. 8' LONG, RELATED PIPING, VALVES, FLANGES, INCLUDES (1) FISHER AIR ACTUATED FLOW CONTROL VALVE, S/N RTF10-OSN4-154452 AND ONE NOT AVAILABLE

LTS - '081					LOT

LOAD OUT SYSTEM, INCLUDES (4) ASSORTED STORAGE TANKS, PUMPS, CUSTODY TRANSFER STATION, RELATED PIPING, VALVES, FLANGES, CONTROLS, ELECTRICS, ALL MOUNTED IN CONCRETE CONTAINMENT, VALUED AS COMPLETE SYSTEM

LTS - '082	AFC/ADVANCED FLUID CONTAINMENT				1

STORAGE TANK, AFC/ADVANCED FLUID CONTAINMENT, 600 BARREL CAPACITY, 13' 6" DIA. X 24' HIGH, MFG. 2015, S/N RTF6-OSNF-154448, CARBON STEEL, VERTICAL, RELATED PIPING, VALVES, FLANGES, FITTINGS, ALSO INCLUDES LIGHT DUTY CENTRIFUGAL PUMP WITH 7.5 HP MOTOR,

*W/LOAD OUT SYSTEM

LTS - '083	AFC/ADVANCED FLUID CONTAINMENT		154449		1	STORAGE TANK, AFC/ADVANCED FLUID CONTAINMENT, 1,000 BARREL CAPACITY, 15' 6" DIA. X 30' HIGH, MFG. 2015, INSULATED, RELATED PIPING, VALVES, FLANGES, S/N ENDS IN 154449, *W/LOAD OUT SYSTEM
LTS - '084	AFC/ADVANCED FLUID CONTAINMENT		154450		1	STORAGE TANK, AFC/ADVANCED FLUID CONTAINMENT, 1,000 BARREL CAPACITY, 15' 6" DIA. X 30' HIGH, MFG. 2015, INSULATED, RELATED PIPING, VALVES, FLANGES, S/N ENDS IN 154450, *W/LOAD OUT SYSTEM
LTS - '085	AFC/ADVANCED FLUID CONTAINMENT		154451		1	STORAGE TANK, AFC/ADVANCED FLUID CONTAINMENT, 1,000 BARREL CAPACITY, 15' 6" DIA. X 30' HIGH, MFG. 2015, INSULATED, RELATED PIPING, VALVES, FLANGES, S/N ENDS IN 154451, *W/LOAD OUT SYSTEM
LTS - '086					LOT	PUMPS, INCLUDES DIAPHRAGM, GAS, VARIOUS THROUGHOUT, *W/LOAD OUT SYSTEM
LTS - '087	S&S TECHNICAL		SST2015-024		LOT	CUSTODY TRANSFER STATION, PLATE SHOWS S&S TECHNICAL IN ALPHARETTA, GA, S/N SST2015-024, 285 PSI, 400 GM, ALL RELATED PIPING, VALVES, GAUGES, FLANGES, FITTINGS, ELECTRICS, *W/LOAD OUT SYSTEM
LTS - '088					LOT	ANCILLARY EQUIPMENT, ASSORTED COMPONENTS NOT OTHERWISE LISTED, ESTIMATE ONLY, *W/LOAD OUT SYSTEM
LTS - '089					LOT

NATURAL GAS KNOCKOUT SYSTEM, INCLUDES TAG #400-KO-445 FUEL GAS KNOCKOUT DRUM WITH FUEL GAS INLET, RELATED PIPING, VALVES, FITTINGS, ALSO INCLUDES APPROX. 1,500 GALLON CONDENSATE TANK, TAG #400-TK-446, SIGMA THERMAL CONTROL PANEL WITH ELECTRICS, ALL RELATED EQUIPMENT, COMPONENTS, LOCATED IN CORNER OF YARD, VALUED AS COMPLETE SYSTEM

LTS - '090	AFC/ADVANCED FLUID CONTAINMENT		RTF6-OSN4- 154459	2015	1

WATER STORAGE TANK, AFC/ADVANCED FLUID CONTAINMENT, 600 BARREL CAPACITY, 13' 6" DIA. X 24' HIGH, MFG. 2015, S/NRTF6-OSN4-154459, CARBON STEEL, SIDE MOUNTED LADDER, PRINCIPAL INDICATES INSIDE COMPARTMENT FOR 5,000 GALLON SECONDARY FIRE WATER STORAGE, ALSO INCLUDES VERTICAL PUMP WITH APPROX. 3 HP MOTOR, RELATED INSULATED PIPING, VALVES, FLANGES, [B]

LTS - '091	GENIE	Z60-34	760-374		1	AERIAL BOOM LIFT, GENIE MDL. Z60-34, S/N 760-374, 7,547 HOURS, ROUGH TERRAIN TIRES, SINGLE STAGE BOOM, MANLIFT BUCKET, 4X4, [C]

Equipment list

97263 - Sky Quarry - v2 - EXHIBIT B

LTS #	OEM	Model	Serial#	Year Built	Qty	Machine Description
LTS - '092	BOBCAT	S300	521512110		1	SKID LOADER, BOBCAT MDL. S300, S/N 521512110, DIESEL ENGINE, HYDRAULIC SYSTEM, ROUGH TERRAIN TIRES, INCLUDES (2) BUCKETS, FORKS ATTACHMENT, [C+]
LTS - '093	HOTSY	1260SS	11105330- 165236		1	PRESSURE WASHER TRAILER, INCLUDES HOTSY MDL. 1260SS PRESSURE WASHER, S/N 11105330-165236, 3,000 PSI, APPROX. 225 GALLON POLY TANK, HOSE, GUN, ALL MOUNTED ON SINGLE AXLE TRAILER
LTS - '094	VACSTAR	800DT			1

VACUUM TRAILER, VACSTAR 800DT, APPROX. 500 GALLON TANK, ENGINE, HYDRAULIC SYSTEM, TANKS, RELATED EQUIPMENT, COMPONENTS, ALL MOUNTED ON TANDEM AXLE TRAILER, ENGINE CURRENTLY IN PROCESS OF REPAIR, OLDER APPEARANCE, [C-]

LTS - '095	HUSQVARNA	ST227P			1	SNOW BLOWER, HUSQVARNA MDL. ST227P, GAS ENGINE, SELF PROPELLED
LTS - '096	SUZUKI	KING QUAD			1	ATV, SUZUKI KING QUAD, 4X4-700, 4-WHEELER
LTS - '097	MILLER	BOBCAT 225 G PLUS	KG223046		1	WELDER, MILLER BOBCAT 225 G PLUS, S/N KG223046, GAS ENGINE
LTS - '098					LOT

SHOP EQUIPMENT, ASSORTED, INCLUDING BUT NOT LIMITED TO: AIR COMPRESSORS, FLAMMABLE CABINET, CONCRETE BARRIERS, CONTAINERS, DOLLIES, FANS, FIRE EXTINGUISHERS, LADDERS, MECHANICAL LIFT, MOBILE OFFICES, HEATERS, PALLET LIFT, PALLET RACKS, SAFETY HARNESSES, SAFETY CONES, SCAFFOLDING, SHELVING SECTIONS, VACUUM CLEANERS, VISES, WORK TABLES, WHEELBARROW, VARIOUS POWER AND HAND TOOLS, (4) MISSION MAGNUM CENTRIFUGAL PUMPS, 100 HP & 325 HP, VARIOUS THROUGHOUT ENTIRE FACILITY, ESTIMATE ONLY

LTS - '099	BRUKER MPA				1	SPECTROMETER, BRUKER MPA, NO PLATE, WITH HP ELITE-S PC, RELATED HARDWARE, SOFTWARE, BENCH MODEL
LTS - '100	QUINCY	21.350-ER	B23ER-01511		1	LAB OVEN, QUINCY MDL. 21.350-ER, S/N B23ER-01511, DIGITAL TEMPERATURE INDICATOR, 2- DOOR, BENCH TYPE
LTS - '101					LOT	FUME HOOD WITH FISHER SCIENTIFIC BURNERS, INCLUDES KEWAUNEE FUME HOOD WITH CABINETS, (4) BURNERS, VARIOUS
LTS - '102	ROBINSON	872A4	22455 & 22454		2	CENTRIFUGES, ROBINSON MDL. 872A4, S/N 22455 & 22454
LTS - '103					LOT

LAB EQUIPMENT, INCLUDING BUT NOT LIMITED TO: PLATE WARMERS, ANALYTICAL BALANCES, SCALES, SHAKER, DOUBLE ROLL CRUSHER, SAFETY CLEANING STAND, (2) FLAMMABLE CABINETS, VARIOUS CABINETS, ROLL CRUSHER, HONDA PORTABLE GEN SET, BATTERY CHARGER, (4) RETORT HEATERS, ETC., INCLUDES THOSE NOT OTHERWISE LISTED

LTS - '104					LOT

OFFICES, INCLUDES ASSORTED COMPUTER HARDWARE, NETWORK SERVER SYSTEM, OFFICE EQUIPMENT, OFFICE MACHINES, OFFICE FURNITURE, ASSORTED KENWOOD RADIOS, DEFIBRILLATOR, LOCKER SECTIONS, ETC., LOCATED THROUGHOUT, ESTIMATE ONLY

Equipment list